Disposal of subsidiary	12 Months Ended
Dec. 31, 2020
Disposal of subsidiary
Disposal of subsidiary

19.   Disposal of subsidiary

(a)   Disposal of HeadHunter LLC (Ukraine)

On April 26, 2018 the Group sold its 51% share in its subsidiary HeadHunter LLC (Ukraine), through which the Group has conducted operations in its “Ukraine” operating segment, to the non-controlling shareholders for a consideration (to be received) of RUB 2,624 thousand and recognized a gain on disposal of subsidiary in the amount of RUB 6,131 thousand.

Effect of disposal on the financial position of the Group

For the
year
ended
December 31,
(in thousands of Russian Roubles)	2018
Consideration to be received	2,624
Less net liabilities, including:
Assets disposed	(19,162)
Liabilities disposed	26,756
Total net liabilities	7,594
Less currency translation reserve released on disposal	44
Less non-controlling interest disposed	(4,131)
Gain on disposal of subsidiary	6,131
Consideration received, satisfied in cash	—
Cash and cash equivalents disposed of	(10,847)
Net cash outflow	(10,847)

The consideration is payable in instalments over the period from October 1, 2020 to March 31, 2023. The discounted amount of the non-current portion of the consideration to be received is presented within “Other non-current assets” in the consolidated financial statements.

Results from operations of subsidiary disposed

For the year ended
(in thousands of Russian Roubles)	December 31, 2018
Revenue	16,484
Operating costs and expenses (exclusive of depreciation and amortization)	(23,770)
Depreciation and amortization	(101)
Operating (loss)/income	(7,387)
Net foreign exchange gain	231
(Loss)/profit before income tax	(7,156)
Income tax recovery/(expense)	670
Net (loss)/income for the year	(6,486)
Attributable to:
Owners of the Company	(3,308)
Non-controlling interest	(3,178)